SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 1998



                        GATEWAY DATA SCIENCES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         ARIZONA                         0-27776                 86-0527788
------------------------------    ---------------------    ---------------------
     (State or other              (Commission File No.)    (IRS Employer ID No.)
jurisdiction of incorporation)



             4802 E. Ray Road, Suite 23-286, Phoenix, Arizona 85044
             ------------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (602) 968-7000

                        GATEWAY DATA SCIENCES CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT


ITEM 2.  BANKRUPTCY OR RECEIVERSHIP.

         On February 23, 1998, Gateway Data Sciences Corporation (the "Company") filed a petition for protection from creditors under Chapter 11 of the U.S. Bankruptcy Code. The filing was made in the U.S. Bankruptcy Court in the District of Arizona in Phoenix, Arizona (Case No. B-98-02021-PHX-RGM).

         On June 19, 1998, the court appointed Eileen W. Hollowell, Esq., as trustee ("Trustee"). The Company filed an appeal with respect to the appointment of the Trustee on June 22, 1998. On July 21, 1998, the United States District Court for the District of Arizona stayed the order appointing the Trustee and remanded the matter back to the U.S. Bankruptcy Court. On July 29, 1998, the Company filed a consent to the appointment of the Trustee. The U.S. Bankruptcy Court confirmed the appointment of the Trustee on July 30, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 21, 1998                           GATEWAY DATA SCIENCES CORPORATION



                                          By:/s/ Eileen W. Hollowell
                                             --------------------------------
                                                 Eileen W. Hollowell, Esq.
                                                 Trustee